UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is furnished under Item 7.01 - Regulation FD Disclosure:

During the fourth quarter of 2015, American Express Company (the “Company”) announced organizational changes that combined its corporate and small business organizations into a business-to-business focused group and combined its merchant-related businesses, among other changes. Effective for the first quarter of 2016, the Company’s financial disclosures reflect these organizational changes, which is consistent with when our executives began to review financial information aligned to the new segments. The new segments are:

•	U.S. Consumer Services (USCS), which includes the Company’s U.S. proprietary consumer card business and American Express Travel & Lifestyle Services in the United States

•
International Consumer and Network Services (ICNS), which includes the Company’s international proprietary consumer card business, American Express Travel & Lifestyle Services outside the United States and the Global Network Services business.

•
Global Commercial Services (GCS), which includes the Company’s Global Corporate Payments business, the American Express OPEN and small business services businesses in the United States and internationally, merchant financing products and foreign exchange services operations.

•	Global Merchant Services (GMS), which includes the Company’s Global Merchant Services business and the Plenti and Loyalty Partner businesses.

Corporate & Other continues to include corporate functions and auxiliary businesses, including the Company’s Prepaid Services business.

Certain preliminary financial and other information reflecting the realignment of the Company’s segments is attached to this report as Exhibit 99.1 and is incorporated herein by reference. Such information is being furnished in order to assist investors in understanding how the Company’s business segment results would historically have been presented had such results been reported to reflect the manner in which the Company’s business segments are managed effective for the first quarter of 2016. Such information does not represent a restatement of previously-issued consolidated financial statements, but rather represents a reclassification among our segments, and does not affect the Company’s reported net income, earnings per share, total assets, stockholders’ equity or regulatory capital for any of the previously reported periods.

EXHIBIT

99.1	American Express Company Financial Information (Business Segment Realignment) — Eight Quarter Trend Q1 2014 Through Q4 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  March 8, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	American Express Company Financial Information (Business Segment Realignment) — Eight Quarter Trend Q1 2014 Through Q4 2015.